                    TABLE OF CONTENTS

Letter to Shareholders.........................     1
Performance Results............................     3
Performance in Perspective.....................     4
Glossary of Terms..............................     5
Portfolio Management Review....................     6
Portfolio Highlights...........................     9
Portfolio of Investments.......................    10
Statement of Assets and Liabilities............    15
Statement of Operations........................    16
Statement of Changes in Net Assets.............    17
Financial Highlights...........................    18
Notes to Financial Statements..................    21
Report of Independent Accountants..............    28

ENT ANR  2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                            Continued on page  2

MARKET REVIEW

    Despite bouts of volatility, the stock market experienced impressive returns during 1998. Large-company stocks were responsible for much of this as investors favored the perceived stability of established, high-quality companies. The Dow Jones Industrial Average rose more than 16 percent during the year and hit a record high of 9374 in November before falling back to more moderate levels. Technology companies generally fared well during the year, with the technology-heavy Nasdaq composite index up almost 40 percent for the year. On the other hand, commodity-based stocks--especially those of oil companies--suffered from declining commodity prices. Small-company stocks also significantly underperformed the rest of the market, with the Russell 2000 index actually losing 3.45 percent during the 12-month period.

OUTLOOK

    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG.]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                           VAN KAMPEN ENTERPRISE FUND

                                            A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....    23.56%     22.65%      22.65%
One-year total return(2).................    16.47%     17.65%      21.65%
Five-year average annual total
return(2)................................    19.83%     20.13%      20.32%
Ten-year average total return(2).........    18.08%        N/A         N/A
Life-of-Fund average annual total
return(2)................................    13.60%     18.42%      19.79%
Commencement date........................  01/07/54   12/20/91    07/20/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since December 31, 1998. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to the opportunities and challenges

    The following graph compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index over time. These indices are broad-based, statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Enterprise Fund vs. the Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index (December 31, 1988 through December 31, 1998)

                                    [GRAPH]

                                                                             STANDARD & POOR'S 500-
                                               VAN KAMPEN ENTERPRISE FUND          STOCK INDEX          LIPPER GROWTH FUND INDEX
                                               --------------------------    ----------------------     ------------------------
Dec 1988                                                 9425.00                    10000.00                    10000.00
                                                        10192.00                    10711.00                    10662.00
                                                         9982.00                    10401.00                    10524.00
                                                        10292.00                    10708.00                    10784.00
                                                        10940.00                    11244.00                    11362.00
                                                        11524.00                    11639.00                    11863.00
                                                        11241.00                    11651.00                    11700.00
                                                        12108.00                    12680.00                    12521.00
                                                        12308.00                    12877.00                    12821.00
                                                        12249.00                    12896.00                    12854.00
                                                        11893.00                    12572.00                    12452.00
                                                        12158.00                    12780.00                    12625.00
Dec 1989                                                12363.00                    13159.00                    12747.00
                                                        11483.00                    12253.00                    11892.00
                                                        11762.00                    12358.00                    12090.00
                                                        12148.00                    12761.00                    12407.00
                                                        11880.00                    12418.00                    12080.00
                                                        13168.00                    13560.00                    13229.00
                                                        13095.00                    13560.00                    13243.00
                                                        12929.00                    13489.00                    13012.00
                                                        11724.00                    12217.00                    11816.00
                                                        11028.00                    11705.00                    11066.00
                                                        10896.00                    11627.00                    10854.00
                                                        11647.00                    12324.00                    11650.00
Dec 1990                                                12008.00                    12749.00                    12057.00
                                                        12767.00                    13278.00                    12868.00
                                                        13738.00                    14172.00                    13817.00
                                                        14195.00                    14594.00                    14149.00
                                                        14078.00                    14599.00                    14183.00
                                                        14726.00                    15162.00                    14803.00
                                                        13888.00                    14562.00                    13932.00
                                                        14670.00                    15216.00                    14793.00
                                                        15162.00                    15515.00                    15218.00
                                                        14961.00                    15340.00                    15104.00
                                                        15363.00                    15522.00                    15353.00
                                                        14715.00                    14840.00                    14708.00
Dec 1991                                                16719.00                    16617.00                    16437.00
                                                        16598.00                    16286.00                    16412.00
                                                        16888.00                    16442.00                    16704.00
                                                        16247.00                    16199.00                    16178.00
                                                        16231.00                    16651.00                    16154.00
                                                        16428.00                    16667.00                    16327.00
                                                        15974.00                    16507.00                    15859.00
                                                        16452.00                    17157.00                    16382.00
                                                        16072.00                    16745.00                    16015.00
                                                        16477.00                    17027.00                    16263.00
                                                        16857.00                    17063.00                    16552.00
                                                        17679.00                    17580.00                    17406.00
Dec 1992                                                18121.00                    17881.00                    17692.00
                                                        18423.00                    18007.00                    17945.00
                                                        18207.00                    18196.00                    17710.00
                                                        18824.00                    18659.00                    18217.00
                                                        18103.00                    18185.00                    17725.00
                                                        18879.00                    18598.00                    18428.00
                                                        18983.00                    18748.00                    18486.00
                                                        19028.00                    18648.00                    18464.00
                                                        19744.00                    19290.00                    19249.00
                                                        19997.00                    19230.00                    19373.00
                                                        19803.00                    19603.00                    19694.00
                                                        19132.00                    19350.00                    19294.00
Dec 1993                                                20107.00                    19675.00                    19811.00
                                                        20715.00                    20314.00                    20497.00
                                                        20501.00                    19704.00                    20160.00
                                                        19465.00                    18935.00                    19218.00
                                                        19854.00                    19153.00                    19372.00
                                                        19838.00                    19391.00                    19465.00
                                                        19045.00                    19016.00                    18798.00
                                                        19425.00                    19615.00                    19331.00
                                                        20366.00                    20353.00                    20155.00
                                                        19953.00                    19946.00                    19721.00
                                                        20580.00                    20362.00                    20096.00
                                                        19656.00                    19558.00                    19331.00
Dec 1994                                                20069.00                    19942.00                    19500.00
                                                        20104.00                    20426.00                    19571.00
                                                        21070.00                    21163.00                    20294.00
                                                        21737.00                    21878.00                    20909.00
                                                        22162.00                    22490.00                    21501.00
                                                        22995.00                    23306.00                    22152.00
                                                        24253.00                    23959.00                    23147.00
                                                        25741.00                    24721.00                    24266.00
                                                        26060.00                    24713.00                    24522.00
                                                        26698.00                    25858.00                    25250.00
                                                        25918.00                    25729.00                    24915.00
                                                        26662.00                    26785.00                    25758.00
Dec 1995                                                26877.00                    27409.00                    25867.00
                                                        27740.00                    28303.00                    26492.00
                                                        28666.00                    28500.00                    26908.00
                                                        28851.00                    28879.00                    27032.00
                                                        29831.00                    29267.00                    27710.00
                                                        30745.00                    29936.00                    28201.00
                                                        29997.00                    30172.00                    27926.00
                                                        28170.00                    28791.00                    26416.00
                                                        29188.00                    29333.00                    27213.00
                                                        31450.00                    31097.00                    28734.00
                                                        31990.00                    31910.00                    29148.00
                                                        34045.00                    34251.00                    30990.00
Dec 1996                                                33189.00                    33686.00                    30402.00
                                                        35494.00                    35752.00                    31987.00
                                                        35384.00                    35964.00                    31741.00
                                                        33247.00                    34595.00                    30288.00
                                                        34832.00                    36616.00                    31620.00
                                                        37199.00                    38761.00                    33808.00
                                                        38651.00                    40622.00                    35072.00
                                                        42313.00                    43795.00                    37979.00
                                                        41196.00                    41279.00                    36576.00
                                                        43786.00                    43660.00                    38667.00
                                                        41598.00                    42154.00                    37418.00
                                                        42379.00                    44034.00                    38278.00
Dec 1997                                                42664.00                    44909.00                    38925.00
                                                        42615.00                    45365.00                    39182.00
                                                        46485.00                    48560.00                    41944.00
                                                        49052.00                    51160.00                    43737.00
                                                        49695.00                    51624.00                    44205.00
                                                        47840.00                    50652.00                    43122.00
                                                        49818.00                    52844.00                    44986.00
                                                        48582.00                    52230.00                    44508.00
                                                        39899.00                    44615.00                    37362.00
                                                        42299.00                    47598.00                    39852.00
                                                        44995.00                    51419.00                    42611.00
                                                        47666.00                    54460.00                    45150.00
Dec 1998                                                52714.00                    57717.00                    48924.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

Fund's Total Return
1 Year Avg. Annual  = 16.47%
5 Year Avg. Annual  = 19.83%
10 Year Avg. Annual = 18.08%

                               GLOSSARY OF TERMS

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

HEDGE FUND: A fund, usually used by wealthy individuals and institutions, that is allowed to use aggressive strategies that are unavailable to most mutual funds.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500-STOCK INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                          PORTFOLIO MANAGEMENT REVIEW

                           VAN KAMPEN ENTERPRISE FUND

We recently spoke to the management team of the Van Kampen Enterprise Fund about the key events and economic forces that shaped the markets during the past 12 months. The team includes Jeff D. New, portfolio manager; Michael Davis and Mary Jayne Maly, portfolio comanagers; and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12 months ended December 31, 1998.

Q THE STOCK MARKET WAS UP, DOWN, AND UP AGAIN IN 1998. CAN YOU DESCRIBE SOME OF THE FACTORS THAT AFFECTED THE MARKET DURING THE REPORTING PERIOD?

A     For the year overall, the market benefited from low inflation and new cash flows into stocks. The stock market performed extremely well through mid-July, when the Dow Jones Industrial Average set a then-record high. Trouble was on the horizon, however, as the markets feared that many U.S. companies would announce earnings problems resulting from exposure to lagging international economies. Investors became increasingly concerned after severe economic problems in Russia and the near-failure of a large hedge fund threatened financial stability. By August 31 the Dow had fallen 19 percent from its high.
    Beginning in October conditions began to improve. Inflation remained tame, enabling the Federal Reserve Board to lower interest rates in September and then again in October and November. By October, companies began to report better-than-expected third-quarter earnings, reminding investors that the U.S. economy, though slowing, was still fundamentally solid. The volatile stock market began to rise again, with the Dow setting a new record in November before declining modestly from its high by year end.


 Q    DID MARKET VOLATILITY LEAD YOU TO CHANGE YOUR MANAGEMENT STRATEGY FOR THE
      FUND?

 A No. If anything, we were more disciplined in applying our strategy because slowing economic conditions meant that fewer companies met our criteria of promising future fundamentals and attractive current prices. By our definition, promising future fundamentals include at least one of the following traits: consistent earnings growth; accelerating earnings growth; better-than-expected fundamentals; or an underlying change in a company, industry, or regulatory environment. We evaluate stocks from the "bottom up"--in other words, on a company-by-company basis. Because our investment approach has served the Fund well through a broad range of economic conditions, we weren't tempted to change our strategy during the past 12 months.

Q     WHAT ARE SOME OF THE COMPANIES THAT MET YOUR CRITERIA?

A Technology stocks performed very well in 1998, and we focused on a number of tech stocks that are key players in their industries. Cisco Systems, which specializes in computer networking and is a beneficiary of the Internet's increased popularity, was a significant holding in the Fund, as was Compuware, a major software and services company. In August we added a sizeable position in America Online, the dominant Internet service provider. Other technology companies that met our investment discipline were EMC Corp., which creates data storage products, and Oracle, the market leader in database software. All of these firms were extremely successful holdings for the Fund during the reporting period.
    We had a higher-than-usual exposure to retail stocks, which generally helped the Fund last year. Retail companies have tended to do well in periods of low unemployment and high consumer spending. Although these companies were hit hard during the third quarter, their excellent performance in the first two quarters was accompanied by a healthy rebound in the fourth. Retailers such as Safeway (supermarket), Lowe's (building supply), Dayton Hudson (general merchandise retailer), and Wal-Mart (discount retailer) were among the Fund's biggest successes last year.
    Stocks within the telecommunications, cable, and entertainment industries have typically performed well in a volatile stock market because they generally produce consistent earnings and attractive growth rates. As such, companies such as SBC Communications, U.S. West, and Time Warner handily outperformed the market and helped the Fund in 1998.
    Of course, not all of the stocks in the Fund performed as favorably, nor is there any guarantee that any of these stocks will perform as well in the future. For additional Fund portfolio highlights, please turn to page 9.


 Q SIX MONTHS AGO, YOU MENTIONED THAT PHILIP MORRIS HAD HURT THE FUND'S PERFORMANCE. HOW HAS IT FARED SINCE THEN?

 A By the year's end, the markets rewarded our patience with Philip Morris. Despite struggling in the first half of the year, in the last six months of 1998 Philip Morris stock rose 36 percent compared to 9 percent for the
Standard & Poor's 500-Stock Index. The stock's strong second-half performance resulted from investors' favorable reaction to the settlement of numerous lawsuits by state governments against the company and other tobacco manufacturers.

Q     WHICH STOCKS HURT THE FUND'S PERFORMANCE?

A Some health care stocks, such as large pharmaceutical and generic-drug manufacturers, performed well in 1998. However, companies in the health care--service area--including hospitals and rehabilitation companies--had a particularly negative impact on the Fund. In general, companies in these industries have encountered rising costs but have been unable to pass them along to insurers and consumers. Also, a number of health care-service companies were scrutinized over questionable billing practices. Even though only a few companies have been demonstrably involved in wrongdoing, stock prices for many similar companies fell considerably, as investors worried that more negative news would be forthcoming.

    Some of the companies whose performance most hurt the Fund were Tenet Healthcare, Universal Health Services, and HealthSouth Corporation. We continue to own each of these stocks but in smaller percentages than at the start of the reporting period.
    In the wake of economic troubles in the third quarter of 1998, financial stocks--especially bank stocks--performed poorly. Although the Fund's position in bank stocks was not large, companies such as BankAmerica and newly merged Citigroup had a negative impact on the Fund. Conseco, a provider of life insurance and other financial services, was also a disappointing performer.

Q     HOW DID THE FUND PERFORM OVERALL?

A The Fund achieved a 12-month total return of 23.56 percent(1) (Class A shares at net asset value) as of December 31, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 28.52 percent, and the Lipper
Growth Fund Index, which more closely resembles the Fund, returned 25.69 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds.
    These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities represented by these indices. Please refer to the chart on page 3 for additional Fund performance results.

Q     WHAT DO YOU SEE AHEAD FOR THE MARKETS AND THE FUND IN THE NEXT SIX MONTHS?

A Historically speaking, stock valuations are still relatively high, which makes the market vulnerable to a sharp drop if bad news rattles investors. At the same time, central banks around the world, including the Fed, have been implementing policies designed to bolster lagging economies. We anticipate that these actions will help benefit stocks and limit the potential for negative corporate earnings surprises. As always, the markets will experience periods of high volatility. We are confident, however, that our best response to volatile markets is to stay committed to our stock-selection discipline and continue to invest in those companies we believe provide the potential for above-average growth rates at reasonable prices.

[SIG.]
Jeff D. New

Portfolio Manager

[SIG.]
Mary Jayne Maly

Portfolio Comanager

[SIG.]
Michael Davis

Portfolio Comanager

[SIG.]
Stephen L. Boyd

Chief Investment Officer
Equity Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                           VAN KAMPEN ENTERPRISE FUND

 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                             PERCENTAGE OF
                                   TOP TEN HOLDINGS        THESE INVESTMENTS
                                AS OF DECEMBER 31, 1998    TWELVE MONTHS AGO
Phillip Morris Cos., Inc. ....           2.8% .........          4.5%
EMC Corp. ....................           2.3% .........          0.6%
America Online, Inc. .........           2.3% .........          N/A
Safeway, Inc. ................           2.2% .........          1.6%
Waste Management, Inc. .......           2.1% .........          N/A
Bristol-Myers Squibb Co. .....           2.0% .........          2.1%
International Business
  Machines Corp.  ............           2.0% .........          1.8%
Tyco International Ltd. ......           1.8% .........          1.1%
Brinker International,
  Inc. .......................           1.7% .........          0.5%
ALLTEL Corp. .................           1.6% .........          N/A

N/A = Not Applicable

 TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1998

Technology.......................................  23%

Consumer Distribution............................  18%

Health Care......................................  13%

Finance..........................................  12%

Consumer Services................................  11%

AS OF DECEMBER 31, 1997

Technology.......................................  16%

Finance..........................................  16%

Consumer Distribution............................  13%

Health Care......................................  13%

Consumer Services................................  13%

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
COMMON STOCKS  99.1%
CONSUMER DISTRIBUTION  18.2%
AnnTaylor Stores Corp. (a)..................................    492,000    $   19,403,250
Brightpoint, Inc. (a).......................................    436,000         5,995,000
Cardinal Health, Inc........................................    207,000        15,706,125
Costco Cos., Inc. (a).......................................    312,000        22,522,500
CVS Corp. ..................................................    268,000        14,740,000
Dayton Hudson Corp. ........................................    690,000        37,432,500
Diebold, Inc. ..............................................    387,000        13,811,062
Earthgrains Co. ............................................    437,000        13,519,688
Family Dollar Stores, Inc. .................................    750,000        16,500,000
Hollywood Entertainment Corp. (a)...........................    324,000         8,829,000
Home Depot, Inc. ...........................................    275,000        16,826,562
Kroger Co. (a)..............................................    552,000        33,396,000
Lexmark International Group, Inc., Class A (a)..............    431,000        43,315,500
Lowe's Cos., Inc. ..........................................    530,000        27,129,375
McKesson Corp. .............................................    202,000        15,970,625
Rite Aid Corp. .............................................    265,000        13,134,063
Ross Stores, Inc. ..........................................    560,000        22,050,000
Safeway, Inc. (a)...........................................  1,082,000        65,934,375
SYSCO Corp. ................................................    475,000        13,032,813
TJX Cos., Inc...............................................  1,460,000        42,340,000
Tricon Global Restaurants, Inc. (a).........................    875,000        43,859,375
U.S. Foodservice Inc. (a)...................................    325,000        15,925,000
Wal-Mart Stores, Inc. ......................................    407,000        33,145,062
                                                                           --------------
                                                                              554,517,875
                                                                           --------------
CONSUMER DURABLES  2.0%
Ford Motor Co. .............................................    302,000        17,723,625
Harley-Davidson, Inc. ......................................    168,000         7,959,000
Maytag Co. .................................................    280,000        17,430,000
Shaw Industries, Inc. ......................................    755,000        18,308,750
                                                                           --------------
                                                                               61,421,375
                                                                           --------------
CONSUMER NON-DURABLES  5.2%
Abercrombie & Fitch Co., Class A (a)........................    253,000        17,899,750
Anheuser-Busch Cos., Inc. ..................................    356,000        23,362,500
Dial Corp. .................................................    612,000        17,671,500

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
CONSUMER NON-DURABLES (CONTINUED)
Philip Morris Cos., Inc. ...................................  1,546,000    $   82,711,000
Tommy Hilfiger Corp. (a)....................................    285,000        17,100,000
                                                                           --------------
                                                                              158,744,750
                                                                           --------------
CONSUMER SERVICES  10.8%
Brinker International, Inc. (a).............................  1,798,000        51,917,250
CBS Corp. ..................................................    925,000        30,293,750
Cendant Corp. (a)...........................................    850,000        16,203,125
Chancellor Media Corp., Class A (a).........................    732,000        35,044,500
Comcast Corp., Class A......................................    258,000        15,141,375
Fox Entertainment Group, Inc., Class A (a)..................    571,000        14,382,063
Jacor Communications, Inc., Class A (a).....................    369,000        23,754,375
McGraw-Hill, Inc. ..........................................    146,000        14,873,750
Metamor Worldwide, Inc. (a).................................    405,000        10,125,000
Omnicom Group, Inc. ........................................    550,000        31,900,000
Tele-Communications, Inc., Class A (a)......................    295,000        16,317,187
Time Warner, Inc. ..........................................    520,000        32,272,500
Tribune Co..................................................    283,000        18,678,000
Univision Communications, Inc., Class A (a).................    449,000        16,248,187
                                                                           --------------
                                                                              327,151,062
                                                                           --------------
ENERGY  1.4%
El Paso Energy Corp. .......................................    710,000        24,716,875
Enron Corp. ................................................    290,000        16,548,125
                                                                           --------------
                                                                               41,265,000
                                                                           --------------
FINANCE  11.9%
AMBAC Financial Group, Inc. ................................    475,000        28,589,062
Associates First Capital Corp., Class A.....................    526,000        22,289,250
BB&T Corp. .................................................    365,000        14,714,063
Chase Manhattan Corp. ......................................    393,000        26,748,563
Citigroup, Inc. ............................................    572,000        28,314,000
CMAC Investment Corp. ......................................    472,000        21,682,500
Enhance Financial Services Group, Inc. .....................    470,000        14,100,000
Equitable Cos., Inc. .......................................    516,000        29,863,500
Federal National Mortgage Assn. ............................    346,000        25,604,000
Fifth Third Bancorp.........................................    380,000        27,098,750
Firstar Corp. ..............................................    362,000        33,756,500
Fleet Financial Group, Inc. ................................    643,000        28,734,062

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
FINANCE (CONTINUED)
Nationwide Financial Services, Inc., Class A................    205,000    $   10,595,938
UNUM Corp. .................................................    256,000        14,944,000
Wells Fargo Co. ............................................    886,000        35,384,625
                                                                           --------------
                                                                              362,418,813
                                                                           --------------
HEALTHCARE  13.4%
Abbott Laboratories, Inc. ..................................    348,000        17,052,000
Amgen, Inc. (a).............................................    303,000        31,682,437
Baxter International, Inc. .................................    258,000        16,592,625
Becton, Dickinson & Co. ....................................    380,000        16,221,250
Bristol-Myers Squibb Co. ...................................    460,000        61,553,750
Guidant Corp. ..............................................    239,000        26,349,750
HEALTHSOUTH Corp. (a).......................................  1,195,000        18,447,812
Lincare Holdings, Inc. (a)..................................    576,000        23,364,000
Mylan Laboratories, Inc. ...................................    450,000        14,175,000
Pfizer, Inc. ...............................................    100,000        12,543,750
Schering-Plough Corp. ......................................    848,000        46,852,000
Tenet Healthcare Corp. (a)..................................    339,000         8,898,750
Total Renal Care Holdings, Inc. (a).........................    615,000        18,180,938
Universal Health Services, Inc., Class B (a)................    265,000        13,746,875
Warner-Lambert Co. .........................................    326,000        24,511,125
Watson Pharmaceuticals, Inc. (a)............................    494,000        31,060,250
Wellpoint Health Networks, Inc., Class A (a)................    276,000        24,012,000
                                                                           --------------
                                                                              405,244,312
                                                                           --------------
PRODUCER MANUFACTURING  6.4%
Republic Services, Inc., Class A (a)........................    754,000        13,901,876
Textron, Inc. ..............................................    335,000        25,439,062
Tyco International Ltd. ....................................    736,000        55,522,000
United Technologies Corp. ..................................    311,000        33,821,250
Waste Management, Inc. .....................................  1,363,000        63,549,875
                                                                           --------------
                                                                              192,234,063
                                                                           --------------
RAW MATERIALS/PROCESSING INDUSTRIES  1.0%
Boise Cascade Corp. ........................................    509,000        15,779,000
Georgia-Pacific Group.......................................    263,000        15,401,938
                                                                           --------------
                                                                               31,180,938
                                                                           --------------
TECHNOLOGY  22.9%
3Com Corp. (a)..............................................    554,000        24,826,125
America Online, Inc. (a)....................................    468,000        67,743,000

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                            Shares       Market Value
-----------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Ascend Communications, Inc. (a).............................    350,000    $   23,012,500
BMC Software, Inc. (a)......................................    858,000        38,234,625
Check Point Software Technologies Ltd. (a)..................    245,000        11,224,063
Cisco Systems, Inc. (a).....................................    490,000        45,478,125
Citrix Systems, Inc. (a)....................................    220,000        21,353,750
Compaq Computer Corp. ......................................    370,000        15,516,875
Compuware Corp. (a).........................................    517,000        40,390,625
Comverse Technology, Inc. (a)...............................    220,000        15,620,000
Dell Computer Corp. (a).....................................    250,000        18,296,875
EMC Corp. (a)...............................................    809,000        68,765,000
Intel Corp. ................................................    305,000        36,161,562
International Business Machines Corp. ......................    324,000        59,859,000
Lucent Technologies, Inc. ..................................     72,000         7,920,000
Microsoft Corp. (a).........................................    246,000        34,117,125
Networks Associates, Inc. (a)...............................    564,000        37,365,000
Nokia Corp. -- ADR (Finland) (a)............................    280,000        33,722,500
Oracle Corp. (a)............................................    945,000        40,753,125
Rational Software Corp. (a).................................     30,000           795,000
Sanmina Corp. (a)...........................................    312,000        19,500,000
Sterling Software, Inc. (a).................................    640,000        17,320,000
Sun Microsystems, Inc. (a)..................................    120,000        10,275,000
Waters Corp. (a)............................................    106,000         9,248,500
                                                                           --------------
                                                                              697,498,375
                                                                           --------------
TRANSPORTATION  0.5%
Kansas City Southern Industries, Inc. ......................    331,000        16,281,063
                                                                           --------------

UTILITIES  5.4%
AirTouch Communications, Inc. (a)...........................    483,000        34,836,375
ALLTEL Corp. ...............................................    788,000        47,132,250
PECO Energy Co. ............................................    306,000        12,737,250
SBC Communications, Inc. ...................................    576,000        30,888,000
U.S. West, Inc. ............................................    342,000        22,101,750
Unicom Corp. ...............................................    449,000        17,314,562
                                                                           --------------
                                                                              165,010,187
                                                                           --------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                                         Market Value
-----------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  99.1%
  (Cost $1,954,078,538)................................................    $3,012,967,813
SHORT-TERM INVESTMENTS  1.9%
  (Cost $58,550,876)...................................................        58,543,529
                                                                           --------------
TOTAL INVESTMENTS  101.0%
  (Cost $2,012,629,414)................................................     3,071,511,342
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.0%)..........................       (31,740,950)
                                                                           --------------
NET ASSETS  100.0%.....................................................    $3,039,770,392
                                                                           --------------

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,012,629,414).....................  $ 3,071,511,342
Cash........................................................           14,165
Receivables:
  Fund Shares Sold..........................................       35,699,484
  Investments Sold..........................................       12,726,546
  Dividends.................................................        2,227,488
Other.......................................................          160,271
                                                              ---------------
      Total Assets..........................................    3,122,339,296
                                                              ---------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       56,198,921
  Investments Purchased.....................................       20,703,160
  Distributor and Affiliates................................        2,793,345
  Income and Capital Gain Distributions.....................        1,125,524
  Investment Advisory Fee...................................        1,087,941
Accrued Expenses............................................          423,841
Trustees' Deferred Compensation and Retirement Plans........          236,172
                                                              ---------------
      Total Liabilities.....................................       82,568,904
                                                              ---------------
NET ASSETS..................................................  $ 3,039,770,392
                                                              ===============
NET ASSETS CONSIST OF:
Capital.....................................................  $ 1,937,343,329
Net Unrealized Appreciation.................................    1,058,881,928
Accumulated Net Realized Gain...............................       43,505,364
Accumulated Undistributed Net Investment Income.............           39,771
                                                              ---------------
NET ASSETS..................................................  $ 3,039,770,392
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $2,137,440,589 and 103,600,863 shares of
      beneficial interest issued and outstanding)...........  $         20.63
    Maximum sales charge (5.75%* of offering price).........             1.26
                                                              ---------------
    Maximum offering price to public........................  $         21.89
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $816,299,436 and 40,662,436 shares of
      beneficial interest issued and outstanding)...........  $         20.08
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $86,030,367 and 4,250,624 shares of
      beneficial interest issued and outstanding)...........  $         20.24
                                                              ===============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends................................................... $  20,697,079
Interest....................................................    12,219,965
                                                             -------------
    Total Income............................................    32,917,044
                                                             -------------
EXPENSES:
Investment Advisory Fee.....................................    11,985,183
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,832,838, $6,717,627 and $719,407
  respectively).............................................    11,269,872
Shareholder Services........................................     5,449,847
Custody.....................................................       129,871
Legal.......................................................        93,581
Trustees' Fees and Expenses.................................        51,127
Other.......................................................     1,537,631
                                                             -------------
    Total Expenses..........................................    30,517,112
                                                             -------------
NET INVESTMENT INCOME....................................... $   2,399,932
                                                             =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments............................................... $ 127,964,160
  Futures...................................................     6,315,398
                                                             -------------
Net Realized Gain...........................................   134,279,558
                                                             -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   615,523,511
  End of the Period:
  Investments............................................... 1,058,881,928
                                                             -------------
Net Unrealized Appreciation During the Period...............   443,358,417
                                                             -------------
NET REALIZED AND UNREALIZED GAIN............................ $ 577,637,975
                                                             =============
NET INCREASE IN NET ASSETS FROM OPERATIONS.................. $ 580,037,907
                                                             =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                              Year Ended          Year Ended
                                                           December 31, 1998   December 31, 1997
------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................     $     2,399,932     $     6,869,254
Net Realized Gain...................................         134,279,558         213,595,434
Net Unrealized Appreciation During the Period.......         443,358,417         255,744,332
                                                         ---------------     ---------------
Change in Net Assets from Operations................         580,037,907         476,209,020
                                                         ---------------     ---------------
Distributions from Net Investment Income:
  Class A Shares....................................          (4,405,387)         (5,354,359)
                                                         ---------------     ---------------
Distributions from Net Realized Gain:
  Class A Shares....................................         (75,906,906)       (162,962,079)
  Class B Shares....................................         (29,616,587)        (52,681,023)
  Class C Shares....................................          (3,123,845)         (5,428,380)
                                                         ---------------     ---------------
                                                            (108,647,338)       (221,071,482)
                                                         ---------------     ---------------
Total Distributions.................................        (113,052,725)       (226,425,841)
                                                         ---------------     ---------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................         466,985,182         249,783,179
                                                         ---------------     ---------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................       5,283,612,665       3,595,442,347
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................         102,204,579         206,216,075
Cost of Shares Repurchased..........................      (5,118,178,150)     (3,359,260,453)
                                                         ---------------     ---------------
Net Change in Net Assets from Capital
  Transactions......................................         267,639,094         442,397,969
                                                         ---------------     ---------------
TOTAL INCREASE IN NET ASSETS........................         734,624,276         692,181,148
NET ASSETS:
Beginning of the Period.............................       2,305,146,116       1,612,964,968
                                                         ---------------     ---------------
End of the Period (Including accumulated
  undistributed net investment income of $39,771 and
  $2,045,226, respectively).........................     $ 3,039,770,392     $ 2,305,146,116
                                                         ===============     ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                    Year Ended December 31,
                                      ---------------------------------------------------
Class A Shares                          1998       1997       1996       1995      1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................  $ 17.414   $ 15.120   $  13.07   $  11.43   $ 12.23
                                      --------   --------   --------   --------   -------
  Net Investment Income.............      .058       .087       .086        .08       .08
  Net Realized and Unrealized
    Gain/Loss.......................     3.980      4.113      2.942     3.7325    (.1225)
                                      --------   --------   --------   --------   -------
Total from Investment Operations....     4.038      4.200      3.028     3.8125    (.0425)
                                      --------   --------   --------   --------   -------
Less:
  Distributions from Net Investment
    Income..........................      .045       .060       .077      .0725      .085
  Distributions from Net Realized
    Gain............................      .776      1.846       .901       2.10     .6725
                                      --------   --------   --------   --------   -------
Total Distributions.................      .821      1.906       .978     2.1725     .7575
                                      --------   --------   --------   --------   -------
Net Asset Value, End of the
  Period............................  $ 20.631   $ 17.414   $ 15.120   $  13.07   $ 11.43
                                      ========   ========   ========   ========   =======
Total Return (a)....................    23.56%     28.55%     23.48%     33.92%     (.18%)
Net Assets at End of the Period (In
  millions).........................  $2,137.4   $1,706.1   $1,276.9   $1,035.7   $ 749.7
Ratio of Expenses to Average Net
  Assets (b)........................      .94%       .93%      1.01%       .98%     1.05%
Ratio of Net Investment Income to
  Average Net Assets (b)............      .32%       .54%       .60%       .59%      .71%
Portfolio Turnover..................       72%        73%       110%       152%      176%

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Year Ended December 31,
                                           --------------------------------------------------
Class B Shares                             1998(c)     1997       1996       1995      1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...............................    $17.059    $14.909    $ 12.94    $11.37    $ 12.19
                                           -------    -------    -------    ------    -------
Net Investment Loss....................      (.089)     (.021)     (.012)     (.03)      (.01)
Net Realized and Unrealized
  Gain/Loss............................      3.881      4.017      2.882      3.70     (.1375)
                                           -------    -------    -------    ------    -------
Total from Investment Operations.......      3.792      3.996      2.870      3.67     (.1475)
Less Distributions from Net Realized
  Gain.................................       .776      1.846       .901      2.10      .6725
                                           -------    -------    -------    ------    -------
Net Asset Value, End of the Period.....    $20.075    $17.059    $14.909    $12.94    $ 11.37
                                           =======    =======    =======    ======    =======
Total Return (a).......................     22.65%     27.50%     22.48%    32.82%     (1.07%)
Net Assets at End of the Period (In
  millions)............................    $ 816.3    $ 542.2    $ 305.6    $184.1    $  93.7
Ratio of Expenses to Average Net Assets
  (b)..................................      1.74%      1.75%      1.82%     1.81%      1.89%
Ratio of Net Investment Income to
  Average Net Assets (b)...............      (.49%)     (.29%)     (.21%)    (.24%)     (.11%)
Portfolio Turnover.....................        72%        73%       110%      152%       176%

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                       Year Ended December 31,
                                            ----------------------------------------------
Class C Shares                              1998(c)    1997      1996      1995     1994
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................   $17.191   $15.008   $ 13.01   $11.42   $ 12.23
                                            -------   -------   -------   ------   -------
Net Investment Loss......................     (.090)    (.023)    (.013)    (.03)     (.01)
Net Realized and Unrealized Gain/Loss....     3.914     4.052     2.912     3.72    (.1275)
                                            -------   -------   -------   ------   -------
Total from Investment Operations.........     3.824     4.029     2.899     3.69    (.1375)
Less Distributions from Net Realized
  Gain...................................      .776     1.846      .901     2.10     .6725
                                            -------   -------   -------   ------   -------
Net Asset Value, End of the Period.......   $20.239   $17.191   $15.008   $13.01   $ 11.42
                                            =======   =======   =======   ======   =======
Total Return (a).........................    22.65%    27.51%    22.60%   32.85%     (.99%)
Net Assets at End of the Period (In
  millions)..............................   $  86.0   $  56.9   $  30.4   $ 15.7   $   7.4
Ratio of Expenses to Average Net Assets
  (b)....................................     1.74%     1.75%     1.82%    1.80%     1.90%
Ratio of Net Investment Income to Average
  Net Assets (b).........................     (.48%)    (.29%)    (.22%)   (.23%)    (.12%)
Portfolio Turnover.......................       72%       73%      110%     152%      176%

(a) Total Return is based upon net asset value which does not include payment of maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Enterprise Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Fund commenced investment operations on January 7, 1954. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and July 20, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

                               December 31, 1998
--------------------------------------------------------------------------------

the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At December 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $2,015,434,127; the aggregate gross unrealized appreciation is $1,079,616,005 and the aggregate gross unrealized depreciation is $23,538,790, resulting in net unrealized appreciation on long- and short-term investments of $1,056,077,215.

    Net realized gains or losses may differ for financial purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

    For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1998. The Fund designated and paid $101,309,909 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999 representing their proportionate share of this capital gain distribution to be reported on their income tax returns.

                               December 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $1 billion......................................      .50 of 1%
Next  $1 billion......................................      .45 of 1%
Next  $1 billion......................................      .40 of 1%
Over  $3 billion......................................      .35 of 1%

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $93,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $594,200 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1998, the Fund recognized expenses of approximately $4,316,800. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1998
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $1,247,993,551, $622,683,389 and
$66,666,389 for Classes A, B, and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                  SHARES              VALUE
---------------------------------------------------------------------------
Sales:
  Class A.................................   232,030,934    $ 4,349,545,687
  Class B.................................    46,624,437        851,354,417
  Class C.................................     4,456,779         82,712,561
                                            ------------    ---------------
Total Sales...............................   283,112,150    $ 5,283,612,665
                                            ============    ===============
Dividend Reinvestment:
  Class A.................................     3,731,141    $    71,215,610
  Class B.................................     1,514,082         28,118,929
  Class C.................................       153,307          2,870,040
                                            ------------    ---------------
Total Dividend Reinvestment...............     5,398,530    $   102,204,579
                                            ============    ===============
Repurchases:
  Class A.................................  (230,130,328)   $(4,324,087,590)
  Class B.................................   (39,259,659)      (725,635,528)
  Class C.................................    (3,669,727)       (68,455,032)
                                            ------------    ---------------
Total Repurchases.........................  (273,059,714)   $(5,118,178,150)
                                            ============    ===============

                               December 31, 1998
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $1,151,319,844, $468,845,571 and
$49,538,820 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                  SHARES              VALUE
---------------------------------------------------------------------------
Sales:
  Class A.................................   163,160,235    $ 2,870,082,714
  Class B.................................    37,384,289        643,957,979
  Class C.................................     4,816,449         81,401,654
                                            ------------    ---------------
Total Sales...............................   205,360,973    $ 3,595,442,347
                                            ============    ===============
Dividend Reinvestment:
  Class A.................................     9,059,256    $   151,406,608
  Class B.................................     3,035,164         49,805,679
  Class C.................................       302,489          5,003,788
                                            ------------    ---------------
Total Dividend Reinvestment...............    12,396,909    $   206,216,075
                                            ============    ===============
Repurchases:
  Class A.................................  (158,703,531)   $(2,797,304,772)
  Class B.................................   (29,133,822)      (497,604,258)
  Class C.................................    (3,835,319)       (64,351,423)
                                            ------------    ---------------
Total Repurchases.........................  (191,672,672)   $(3,359,260,453)
                                            ============    ===============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First............................................   5.00%           1.00%
Second...........................................   4.00%            None
Third............................................   3.00%            None
Fourth...........................................   2.50%            None
Fifth............................................   1.50%            None
Sixth and Thereafter.............................    None            None

                               December 31, 1998
--------------------------------------------------------------------------------

    For the year ended December 31, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,429,400 and CDSC on redeemed shares of approximately $1,698,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,077,467,355 and $1,716,299,284, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               December 31, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended December 31, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1997............................     800
Futures Opened..............................................   2,290
Futures Closed..............................................  (3,090)
                                                              ------
Outstanding at December 31, 1998............................     -0-
                                                              ======

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1998, are payments retained by Van Kampen of approximately $5,888,400.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of

Van Kampen Enterprise Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Enterprise Fund (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 1, 1999

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     Utility
     Value
Global/International
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and expenses. Please
read it carefully before you invest
or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                           VAN KAMPEN ENTERPRISE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary
JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

                      TAX NOTICE TO CORPORATE SHAREHOLDERS
   For 1998, 39.93% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                       32